                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000


Available Amount to Note Holders:                                                                  7,071,843.96

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                     164,726.26
              (b) Servicer Fees from current and prior Collection Period                              59,110.46
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             14,803.88
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                 16,894.47
              Class A-3 Note Interest                                                                238,484.95
              Class A-4 Note Interest                                                                331,522.69

(viii)      Class B-1 Note Interest                                                                   16,872.74
(ix)        Class B-2 Note Interest                                                                   10,930.50
(x)         Class B-3 Note Interest                                                                   14,348.73
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                              3,692,780.14
              Class A-3 Principal Distribution Amount                                              2,191,172.45
              Class A-4 Principal Distribution Amount                                                        --
(xii)       Note Insurer Reimbursement Amount                                                                 --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            127,912.02
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             63,956.00
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            127,912.02
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                            0.00


            Reviewed By:



            -----------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 2000


                      Initial         Beginning         Base        Additional         Total            Ending           Ending
                     Principal        Principal       Principal      Principal       Principal         Principal       Certificate
    Class             Balance          Balance      Distribution   Distribution     Distribution        Balance          Factor
    -----         --------------   --------------   ------------   ------------     ------------     --------------    -----------
Class A-1          70,687,140.00               --             --             --               --                 --     0.0000000
Class A-2          53,856,869.00     3,692,780.14   3,692,780.14             --     3,692,780.14                 --     0.0000000
Class A-3          52,510,447.00    52,510,447.00   2,191,172.45             --     2,191,172.45      50,319,274.55     0.9582717
Class A-4          70,687,140.00    70,687,140.00             --             --               --      70,687,140.00     1.0000000
                  --------------   --------------   ------------   ------------     ------------     --------------     ---------
  Total Class A   247,741,596.00   126,890,367.14   5,883,952.59             --     5,883,952.59     121,006,414.55     0.4884380

Class B-1           5,385,687.00     2,758,486.31     127,912.02             --       127,912.02       2,630,574.29     0.4884380
Class B-2           2,692,843.00     1,379,242.90      63,956.00             --        63,956.00       1,315,286.90     0.4884380
Class B-3           5,385,687.00     2,758,486.31     127,912.02             --       127,912.02       2,630,574.30     0.4884380
                  --------------   --------------   ------------   ------------     ------------     --------------
  Total           261,205,813.00   133,786,582.66   6,203,732.62             --     6,203,732.62     127,582,850.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2000                                      2,584,518.11
     Investment earnings on amounts in Collection Account                                    19,251.14
     Payments due Collection Account from last 3 business days of Collection Period         328,656.95
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                       4,139,417.76
                                                                                        --------------
       Available Funds on Payment Date                                                    7,071,843.96
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,071,843.96
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,071,843.96
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     164,726.26
     Unreimbursed Servicer Advances paid                                                    164,726.26
                                                                                        --------------
       Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,907,117.70
SERVICER FEES
     Servicer Fees due                                                                       59,110.46
     Servicer Fees paid                                                                      59,110.46
                                                                                        --------------
       Servicer Fees remaining unpaid                                                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,848,007.24
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,848,007.24
PREMIUM AMOUNT
     Premium Amount due                                                                      14,803.88
     Premium Amount paid                                                                     14,803.88
                                                                                        --------------
       Premium Amount remaining unpaid                                                              --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,833,203.36
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                        --------------
       Indenture Trustee Fee remaining unpaid                                                       --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,832,786.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                        --------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                        --------------
       Indenture Trustee Expenses unpaid                                                            --

  REMAINING AVAILABLE FUNDS                                                               6,832,786.69
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                        --
     Class A-2 Note Interest                                                                 16,894.47
     Class A-3 Note Interest                                                                238,484.95
     Class A-4 Note Interest                                                                331,522.69
                                                                                        --------------
       Total Class A Interest due                                                           586,902.10
                                                                                        --------------
 REMAINING AVAILABLE FUNDS                                                                6,245,884.59
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                             16,872.74
     Class B-1 Note Interest paid                                                            16,872.74
                                                                                        --------------
       Class B-1 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,229,011.85
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                             10,930.50
     Class B-2 Note Interest paid                                                            10,930.50
                                                                                        --------------
       Class B-2 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,218,081.35
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                             14,348.73
     Class B-3 Note Interest paid                                                            14,348.73
                                                                                        --------------
       Class B-3 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,203,732.62
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                       5,883,952.59
     Class A Note Principal Balance as of preceding Payment Date                        126,890,367.14
                                                                                        --------------
     Class A Base Principal Distribution Amount paid                                      5,883,952.59
                                                                                        --------------
       Class A Base Principal Distribution Amount remaining unpaid                                  --

     Class A-1 Note Principal Balance as of preceding Payment Date                                  --
     Class A-1 Base Principal Distribution Amount paid                                              --
                                                                                        --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                          --
                                                                                        --------------

     Remaining Class A Base Principal Distribution Amount                                 5,883,952.59
                                                                                        --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                        3,692,780.14
     Class A-2 Base Principal Distribution Amount paid                                    3,692,780.14
                                                                                        --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                          --

     Remaining Class A Base Principal Distribution Amount                                 2,191,172.45
                                                                                        --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                       52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                    2,191,172.45
                                                                                        --------------
       Class A-3 Note Principal Balance after distribution on Payment Date               50,319,274.55

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                        --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                       70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                              --
                                                                                        --------------
       Class A-4 Note Principal Balance after distribution on Payment Date               70,687,140.00

  REMAINING AVAILABLE FUNDS                                                                 319,780.03

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                          --
     Note Insurer Reimbursement Amount paid                                                         --
                                                                                        --------------
     Note Insurer Reimbursement Amount remaining unpaid                                             --
  REMAINING AVAILABLE FUNDS                                                                 319,780.03

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                        2,758,486.31
     Class B-1 Base Principal Distribution due                                              127,912.02
     Class B-1 Base Principal Distribution paid                                             127,912.02
                                                                                        --------------
       Class B-1 Base Principal Distribution remaining unpaid                                       --
       Class B-1 Note Principal Balance after distribution on Payment Date                2,630,574.29

REMAINING AVAILABLE FUNDS                                                                   191,868.02

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                        1,379,242.90
     Class B-2 Base Principal Distribution due                                               63,956.00
     Class B-2 Base Principal Distribution paid                                              63,956.00
                                                                                        --------------
       Class B-2 Base Principal Distribution remaining unpaid                                       --
       Class B-2 Note Principal Balance after distribution on Payment Date                1,315,286.90
  REMAINING AVAILABLE FUNDS                                                                 127,912.02
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date                        2,758,486.31
     Class B-3 Base Principal Distribution due                                              127,912.02
     Class B-3 Base Principal Distribution paid                                             127,912.02
                                                                                        --------------
       Class B-3 Base Principal Distribution remaining unpaid                                       --
       Class B-3 Note Principal Balance after distribution on Payment Date                2,630,574.30
  REMAINING AVAILABLE FUNDS                                                                       0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                        --------------
       Remaining Indenture Trustee Expenses unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                       0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                       --
     Other Amounts Due Servicer under Servicing Agreement paid                                      --
                                                                                        --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --
  REMAINING AVAILABLE FUNDS                                                                       0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 141,865,112.66
      ADCPB, end of Collection Period                                       135,661,380.04
                                                                            --------------
      Base Principal Amount                                                   6,203,732.62

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         3,256,421.67
      Servicing Advances collected during the current Collection Period       3,091,695.41
                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date          164,726.26

CALCULATION OF INTEREST DUE

                  Beginning                       Current                         Total
                  Principal        Interest       Interest      Overdue         Interest
  Class            Balance           Rate           Due         Interest           Due
---------     ----------------    ---------      ----------     ---------     -----------
Class A-1                   --       5.2150%             --            --              --
Class A-2         3,692,780.14       5.4900%      16,894.47            --       16,894.47
Class A-3        52,510,447.00       5.4500%     238,484.95            --      238,484.95
Class A-4        70,687,140.00       5.6280%     331,522.69            --      331,522.69
Class B-1         2,758,486.31       7.3400%      16,872.74            --       16,872.74
Class B-2         1,379,242.90       9.5100%      10,930.50            --       10,930.50
Class B-3         2,758,486.31       6.2420%      14,348.73            --       14,348.73
              ----------------    ---------      ----------     ---------     -----------
                133,786,582.66       5.6423%     629,054.07            --      629,054.07

CALCULATION OF PRINCIPAL DUE

                       Base          Base                           Total
                     Principal     Principal       Overdue        Principal
  Class             Amount Pct.     Amount        Principal          Due
---------           -----------   ------------    ---------      ------------
Class A              94.845%      5,883,952.59           --      5,883,952.59
Class B-1             2.062%        127,912.02           --        127,912.02
Class B-2             1.031%         63,956.00           --         63,956.00
Class B-3             2.062%        127,912.02         0.00        127,912.02
                                  ------------    ---------      ------------
                                  6,203,732.62         0.00      6,203,732.62

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                 141,865,112.66
      Servicer Fee Rate                                               0.500%
      One-twelfth                                                      1/12
                                                             --------------
      Servicer Fee due current period                             59,110.46
      Prior Servicer Fee arrearage                                       --
                                                             --------------
      Servicer Fee due                                            59,110.46

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             126,890,367.14
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Premium Amount due Current Period                                                           14,803.88
      Prior Premium Amount arrearage                                                                     --
                                                                                             --------------
      Total Premium Amount due                                                                    14,803.88

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                             --------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                             --------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                             --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                                             Yes/No
                                                                                                                             ------
     A) Event of Servicer Termination (Yes/No)                                                                                 No
     B) Note Insurer has Made a Payment (Yes/No)                                                                               No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                           No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                        No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                             Yes/No
                                                                                                                             ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the Indenture when due; and,
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the                               No
     principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient
     Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the
     Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3
     Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                           Event                                                                Yes/No
     ----------  ---------------------------------------------------------------------------------------------------         ------
     6.01(i)     Failure to make payment required                                                                              No
     6.01(ii)    Failure to submit Monthly Statement                                                                           No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                           No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                                 No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                            No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days          No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                     No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                                  No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 2000


Gross Charge Event Calculation:

                                                                                                        Result
                                                                                                        ------
     Gross Charge Off Ratio Current Period                                                               0.49%
     Gross Charge Off Ratio Prior Period                                                                 0.04%
     Gross Charge Off Ratio Second Prior Period                                                          2.49%
                                                                                                         ----
       Average of Gross Charge Off Ratio for Three Periods                                               1.01%
     Maximum Allowed                                                                                     2.50%

     Gross Charge Off Ratio:

                                 ADCPB of                                                         Gross Charge Off Ratio
                               All Defaulted        Less                          End of Month        Charge Offs/
                                 Contracts       Recoveries     Charge Offs           ADCPB              ADCPB
                               -------------     ----------     -----------       --------------  ----------------------
     Current Period              259,909.49      204,422.77      55,486.72        135,661,380.04         0.49%
     Prior Period                207,725.17      202,904.22       4,820.95        141,865,112.66         0.04%
     Second Prior Period         421,409.64      108,831.20     312,578.44        150,399,145.83         2.49%

Delinquency Event Calculation:

                                                                                                        Results
                                                                                                        -------
     Delinquency Trigger Ratio Current Period                                                            3.96%
     Delinquency Trigger Ratio Prior Period                                                              3.47%
     Delinquency Trigger Ratio Second Prior Period                                                       4.30%
                                                                                                         ----
     Average of Delinquency Trigger Ratios                                                               3.91%
     Maximum Allowed                                                                                     7.50%

     Delinquency Trigger Ratio:

                                     A                     B                         A/B
                                     -                     -                         ---
                                 ADCPB of              ADCPB of
                            Contract > 30 Days       All Contracts            Delinquency Trigger
                                 Past Due           As of Month-End                 Ratio:
                            ------------------      ---------------           -------------------
     Current Period            5,375,299.17          135,661,380.03                   3.96%
     Prior Period              5,013,263.34          144,311,900.96                   3.47%
     Second Prior Period       6,597,439.91          153,380,670.94                   4.30%

                               ADCPB                    Delinquency Ratio
                            ------------                -----------------
     Current                 130,286,081                      96.04%
     31-60 Days Past Due       2,858,171                       2.11%
     61-90 Days Past Due       1,317,428                       0.97%
     91+ Days Past Due         1,199,701                       0.88%
                            ------------                     ------
     TOTAL                   135,661,380                     100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                  269,284,343.00
     Maximum Substitution (10% of Initial)                                                      26,928,434.30

     Prior month Cumulative ADCPB Substituted                                                    4,786,235.22
     Current month ADCPB Substituted                                                                       --
                                                                                               --------------
     Cumulative ADCPB Substituted                                                                4,786,235.22

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000

Available Amount to Note Holders:                                                                    6,978,818.26

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                               --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                              --
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                          41,941.44
            (b) Servicer Fees from current and prior Collection Period                                  75,103.50
            (c) Servicing Charges inadvertently deposited in Collection Account                                 -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                              111,241.69
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                            --
            Class A-2 Note Interest                                                                    136,093.51
            Class A-3 Note Interest                                                                    221,916.32
            Class A-4 Note Interest                                                                    401,672.54

(viii)      Class B-1 Note Interest                                                                     19,417.35
(ix)        Class B-2 Note Interest                                                                     14,673.17
(x)         Class B-3 Note Interest                                                                     11,618.10
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                            --
            Class A-2 Principal Distribution Amount                                                  5,682,229.64
            Class A-3 Principal Distribution Amount                                                            --
            Class A-4 Principal Distribution Amount                                                            --
(xii)       Note Insurer Reimbursement Amount                                                                  --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              123,526.74
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               61,763.37
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               77,204.21
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii)     Remaining Amount to Residual Holder                                                                --


            Reviewed By:



            ------------------------------------------------
            Sandy B. Ho
            Executive Vice President  & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 2000


                         Initial         Beginning        Base          Additional         Total            Ending        Ending
                        Principal        Principal      Principal       Principal        Principal        Principal    Certificate
 Class                   Balance          Balance     Distribution    Distribution     Distribution        Balance       Factor
 ------                 ---------        ---------    ------------    ------------     ------------       ---------     ----------
     Class A-1        70,688,994.00               --             --               --             --               --     0.0000000
     Class A-2        57,258,085.00    29,965,543.89   5,682,229.64               --   5,682,229.64    24,283,314.24     0.4241028
     Class A-3        48,068,516.00    48,068,516.00             --               --             --    48,068,516.00     1.0000000
     Class A-4        84,119,903.00    84,119,903.00             --               --             --    84,119,903.00     1.0000000
                     --------------   --------------   ------------     ------------   ------------   --------------  ------------
      Total Class A  260,135,498.00   162,153,962.89   5,682,229.64               --   5,682,229.64   156,471,733.24     0.6015009

     Class B-1         5,655,120.00     3,525,086.45     123,526.74               --     123,526.74     3,401,559.71     0.6015009
     Class B-2         2,827,560.00     1,762,543.22      61,763.37               --      61,763.37     1,700,779.85     0.6015009
     Class B-3         3,534,450.00     2,203,179.03      77,204.21               --      77,204.21     2,125,974.82     0.6015009
                     --------------   --------------   ------------     ------------  -------------   --------------
      Total          272,152,628.00   169,644,771.59   5,944,723.97               --   5,944,723.97   163,700,047.62

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2000                                  1,327,978.36
     Investment earnings on amounts in Collection Account                                14,357.28
     Payments due Collection Account from last 3 business days of Collection Period     171,565.38
     Additional contribution for terminated trade-ups and rebooked leases                       --
     Servicer Advance on current Determination Date                                   5,464,917.24
                                                                                      ------------
     Available Funds on Payment Date                                                  6,978,818.26
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           6,978,818.26
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           6,978,818.26
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                  41,941.44
     Unreimbursed Servicer Advances paid                                                 41,941.44
                                                                                      ------------
     Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           6,936,876.82
SERVICER FEES
     Servicer Fees due                                                                   75,103.50
     Servicer Fees paid                                                                  75,103.50
                                                                                      ------------
     Servicer Fees remaining unpaid                                                             --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           6,861,773.32
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           6,861,773.32
PREMIUM AMOUNT
     Premium Amount due                                                                 111,241.69
     Premium Amount paid                                                                111,241.69
                                                                                      ------------
     Premium Amount remaining unpaid                                                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           6,750,531.62
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
     Indenture Trustee Fee remaining unpaid                                                     --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           6,750,114.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                              --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                         75,000.00
                                                                           --------------
     Total Indenture Trustee Expenses paid                                             --
                                                                           --------------
     Indenture Trustee Expenses unpaid                                                 --

  REMAINING AVAILABLE FUNDS                                                  6,750,114.96
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                           --
     Class A-2 Note Interest                                                   136,093.51
     Class A-3 Note Interest                                                   221,916.32
     Class A-4 Note Interest                                                   401,672.54
                                                                           --------------
     Total Class A Interest due                                                759,682.36
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,990,432.59
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                19,417.35
     Class B-1 Note Interest paid                                               19,417.35
                                                                           --------------
     Class B-1 Note Interest remaining unpaid                                          --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,971,015.24
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                14,673.17
     Class B-2 Note Interest paid                                               14,673.17
                                                                           --------------
     Class B-2 Note Interest remaining unpaid                                          --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,956,342.07
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                11,618.10
     Class B-3 Note Interest paid                                               11,618.10
                                                                           --------------
     Class B-3 Note Interest remaining unpaid                                          --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,944,723.97
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                          5,682,229.64
     Class A Note Principal Balance as of preceding Payment Date           162,153,962.89
                                                                           --------------
     Class A Base Principal Distribution Amount paid                         5,682,229.64
                                                                           --------------
     Class A Base Principal Distribution Amount remaining unpaid                       --

     Class A-1 Note Principal Balance as of preceding Payment Date                     --
     Class A-1 Base Principal Distribution Amount paid                                 --
                                                                           --------------
     Class A-1 Note Principal Balance after distribution on Payment Date               --

     Remaining Class A Base Principal Distribution Amount                    5,682,229.64
                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

     Class A-2 Note Principal Balance as of preceding Payment Date         29,965,543.89
     Class A-2 Base Principal Distribution Amount paid                      5,682,229.64
                                                                           -------------
     Class A-2 Note Principal Balance after distribution on Payment Date   24,283,314.24

     Remaining Class A Base Principal Distribution Amount                             --
                                                                           -------------

     Class A-3 Note Principal Balance as of preceding Payment Date         48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                --
                                                                           -------------
     Class A-3 Note Principal Balance after distribution on Payment Date   48,068,516.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                           -------------

     Class A-4 Note Principal Balance as of preceding Payment Date         84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                --
                                                                           -------------
     Class A-4 Note Principal Balance after distribution on Payment Date   84,119,903.00

  REMAINING AVAILABLE FUNDS                                                   262,494.33

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                            --
     Note Insurer Reimbursement Amount paid                                           --
                                                                           -------------
     Note Insurer Reimbursement Amount remaining unpaid                               --
  REMAINING AVAILABLE FUNDS                                                   262,494.33

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date          3,525,086.45
     Class B-1 Base Principal Distribution due                                123,526.74
     Class B-1 Base Principal Distribution paid                               123,526.74
                                                                           -------------
     Class B-1 Base Principal Distribution remaining unpaid                           --
     Class B-1 Note Principal Balance after distribution on Payment Date    3,401,559.71

  REMAINING AVAILABLE FUNDS                                                   138,967.58

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date          1,762,543.22
     Class B-2 Base Principal Distribution due                                 61,763.37
     Class B-2 Base Principal Distribution paid                                61,763.37
                                                                           -------------
     Class B-2 Base Principal Distribution remaining unpaid                           --
     Class B-2 Note Principal Balance after distribution on Payment Date    1,700,779.85
  REMAINING AVAILABLE FUNDS                                                    77,204.21
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date           2,203,179.03
     Class B-3 Base Principal Distribution due                                  77,204.21
     Class B-3 Base Principal Distribution paid                                 77,204.21
                                                                             ------------
     Class B-3 Base Principal Distribution remaining unpaid                          0.00
     Class B-3 Note Principal Balance after distribution on Payment Date     2,125,974.82
  REMAINING AVAILABLE FUNDS                                                            --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                             ------------
     Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                            --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                          --
     Other Amounts Due Servicer under Servicing Agreement paid                         --
                                                                             ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid             --
  REMAINING AVAILABLE FUNDS                                                            --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               180,248,409.68
      ADCPB, end of Collection Period                                     174,303,685.71
                                                                          --------------
      Base Principal Amount                                                 5,944,723.97

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       5,031,033.37
      Servicing Advances collected during the current Collection Period     4,989,091.93
                                                                          --------------
      Unreimbursed Servicing Advances as of current Determination Date         41,941.44

CALCULATION OF INTEREST DUE

               Beginning                        Current                         Total
               Principal         Interest       Interest      Overdue          Interest
 Class          Balance            Rate           Due         Interest           Due
-------        ---------         --------       ---------    ----------        ---------
Class A-1               --       4.9670%               --            --               --
Class A-2    29,965,543.89       5.4500%       136,093.51            --       136,093.51
Class A-3    48,068,516.00       5.5400%       221,916.32            --       221,916.32
Class A-4    84,119,903.00       5.7300%       401,672.54            --       401,672.54
Class B-1     3,525,086.45       6.6100%        19,417.35            --        19,417.35
Class B-2     1,762,543.22       9.9900%        14,673.17            --        14,673.17
Class B-3     2,203,179.03       6.3280%        11,618.10            --        11,618.10
            --------------       ------        ----------     ---------       ----------
            169,644,771.59       5.6970%       805,390.99            --       805,390.99

CALCULATION OF PRINCIPAL DUE

                         Base            Base                             Total
                      Principal       Principal          Overdue        Principal
        Class        Amount Pct.       Amount           Principal          Due
       -------       ----------       ---------         ---------       ---------
      Class A          95.584%      5,682,229.64              --      5,682,229.64
      Class B-1         2.078%        123,526.74              --        123,526.74
      Class B-2         1.039%         61,763.37              --         61,763.37
      Class B-3         1.299%         77,204.21              --         77,204.21
                                    ------------        --------      ------------
                                    5,944,723.97              --      5,944,723.97

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                          180,248,409.68
      Servicer Fee Rate                                                        0.500%
      One-twelfth                                                               1/12
                                                                      --------------
      Servicer Fee due current period                                      75,103.50
      Prior Servicer Fee arrearage                                                --
                                                                      --------------
      Servicer Fee due                                                     75,103.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    162,153,962.89
      Premium Rate                                                                           0.175%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Premium Amount due Current Period                                                  23,647.45
      Prior Premium Amount arrearage                                                     87,594.24
                                                                                   ---------------
      Total Premium Amount due                                                          111,241.69

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                   ---------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                   ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                   ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2000


RESTRICTING EVENT DETERMINATION:
                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insurer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                          Yes/No
                                                                                                          ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made Noder the terms of such Notes or the Indenture when
due; and,                                                                                                   No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                                          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                            Event                                           Yes/No
       -------                                            -----                                           ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed      No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 2000


Gross Charge Event Calculation:

                                                                    Result
                                                                    ------
    Gross Charge Off Ratio Current Period                            2.76%
    Gross Charge Off Ratio Prior Period                              0.55%
    Gross Charge Off Ratio Second Prior Period                       0.69%
                                                                     -----
    Average of Gross Charge Off Ratio for Three Periods              1.33%
    Maximum Allowed                                                  2.50%

    Gross Charge Off Ratio:
                            ADCPB of                                                            Gross Charge Off Ratio
                         All Defaulted         Less                              End of Month      Charge Offs/
                           Contracts        Recoveries         Charge Offs          ADCPB             ADCPB
                         -------------      -----------        ------------      ------------    ---------------------
    Current Period          477,532.93        76,725.98         400,806.95      174,303,685.71                2.76%
    Prior Period            214,892.40       131,987.05          82,905.35      180,248,409.68                0.55%
    Second Prior Period     196,865.72        88,723.09         108,142.63      188,439,590.17                0.69%

Delinquency Event Calculation:
                                                                                                             Results
                                                                                                             -------
    Delinquency Trigger Ratio Current Period                                                                  3.95%
    Delinquency Trigger Ratio Prior Period                                                                    4.82%
    Delinquency Trigger Ratio Second Prior Period                                                             4.79%
                                                                                                              -----
    Average of Delinquency Trigger Ratios                                                                     4.52%
    Maximum Allowed                                                                                           7.50%

    Delinquency Trigger Ratio:
                               A                   B                  A/B
                               -                   -                  ---
                           ADCPB of             ADCPB of
                        Contract > 30 Days    All Contracts    Delinquency Trigger
                           Past Due         As of Month-End         Ratio:
                        ------------        ---------------    -------------------
    Current Period         6,893,680.14        174,303,685.70               3.95%
    Prior Period           8,855,823.31        183,708,031.20               4.82%
    Second Prior Period    9,237,227.37        192,913,932.05               4.79%

                              ADCPB          Delinquency Ratio
                              -----          -----------------
    Current                 167,410,006                96.05%
    31-60 Days Past Due       3,731,376                 2.14%
    61-90 Days Past Due       1,528,675                 0.88%
    91+ Days Past Due         1,633,629                 0.94%
                            -----------               -------
    TOTAL                   174,303,686               100.00%

Substitution Limits
    ADCPB as of Cut-Off Date                           226,204,781.43
    Maximum Substitution (10% of Initial)               22,620,478.14

    Prior month Cumulative ADCPB Substituted            14,973,017.42
    Current month ADCPB Substituted                      1,244,883.40
                                                       --------------
    Cumulative ADCPB Substituted                        16,217,900.82

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000

Available Amount to Note Holders:                                                                3,803,476.57
Reserve Account balance, beginning                                                               1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertently deposited in Collection Account                              --
(ii)     Indemnity Payments paid inadvertently deposited in Collection Account                             --
(iii)    Aggregate of:
         (a) Unreimbursed Servicer Advances                                                                --
         (b) Servicer Fees from current and prior Collection Period                                 60,183.33
         (c) Servicing Charges inadvertently deposited in Collection Account                               --
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     --

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                       780.21
         Class A-2 Note Interest                                                                   172,031.87
         Class A-3 Note Interest                                                                   105,098.57
         Class A-4 Note Interest                                                                   360,555.57
(vii)    Class B Note Interest                                                                      82,327.82
(viii)   Class C Note Interest                                                                      61,362.83
(ix)     Class D Note Interest                                                                      18,732.42

(x)      Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                   154,737.99
         Class A-2 Principal Distribution Amount                                                 2,305,378.62
         Class A-3 Principal Distribution Amount                                                           --
         Class A-4 Principal Distribution Amount                                                           --
(xi)     Class B Base Principal Distribution Amount                                                232,511.02
(xii)    Class C Base Principal Distribution Amount                                                157,507.47
(xiii)   Class D Base Principal Distribution Amount                                                 37,501.78
(xv)     Class E Note Interest                                                                      13,848.50
(xvi)    Class E Principal Distribution Amount                                                      40,501.92
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                                     (0.00)
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --
(xx)     Remaining Amount to Residual Holder                                                               --


Reserve Account balance, ending                                                                  1,751,034.78

Disbursements from Reserve Account:
                      Interest earned on Reserve Account to Residual Holder                          9,302.56


Reviewed By:



-----------------------------------------------------------
E. ROGER GEBHART
EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

AVAILABLE FUNDS
        Collection Account balance, as of June 30, 2000                                           667,899.83
        Investment earnings on amounts in Collection Account                                       11,818.56
        Payments due Collection Account from last 3 business days of Collection Period                    --
        Additional contribution for terminated trade-ups and rebooked leases                       83,967.50
        Servicer Advance on current Determination Date                                          3,039,790.68
                                                                                             ---------------
        AVAILABLE FUNDS ON PAYMENT DATE                                                         3,803,476.57
        Reserve Account balance                                                                 1,751,034.78
                                                                                             ---------------
        TOTAL AVAILABLE FUNDS                                                                   5,554,511.35

Initial Unpaid Amounts inadvertently deposited in Collection Account                                      --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     5,554,511.35

Indemnity Payments paid inadvertently deposited in Collection Account                                     --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     5,554,511.35

UNREIMBURSED SERVICER ADVANCES
        Unreimbursed Servicer Advances due                                                                --
        Unreimbursed Servicer Advances paid                                                               --
                                                                                             ---------------
        Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     5,554,511.35

SERVICER FEES
        Servicer Fees due                                                                          60,183.33
        Servicer Fees paid                                                                         60,183.33
                                                                                             ---------------
        Servicer Fees remaining unpaid                                                                    --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     5,494,328.02

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                            --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     5,494,328.02

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
        Indenture Trustee Fee due                                                                     416.67
        Indenture Trustee Fee paid                                                                    416.67
                                                                                             ---------------
        Indenture Trustee Fee remaining unpaid                                                            --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     5,493,911.35

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
        Total Indenture Trustee Expenses due                                                              --
        Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                         75,000.00
                                                                                             ---------------
        Total Indenture Trustee Expenses paid                                                             --
                                                                                             ---------------
        Indenture Trustee Expenses unpaid                                                                 --
  REMAINING AVAILABLE FUNDS                                                                     5,493,911.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
        Class A-1 Note Interest                                                                       780.21
        Class A-2 Note Interest                                                                   172,031.87
        Class A-3 Note Interest                                                                   105,098.57
        Class A-4 Note Interest                                                                   360,555.57
        Total Class A Interest due                                                                638,466.22
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     4,855,445.13

CLASS B NOTE INTEREST
        Class B Note Interest due                                                                  82,327.82
        Class B Note Interest paid                                                                 82,327.82
                                                                                             ---------------
        Class B Note Interest remaining unpaid                                                            --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     4,773,117.31

CLASS C NOTE INTEREST
        Class C Note Interest due                                                                  61,362.83
        Class C Note Interest paid                                                                 61,362.83
                                                                                             ---------------
        Class C Note Interest remaining unpaid                                                            --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     4,711,754.48

CLASS D NOTE INTEREST
        Class D Note Interest due                                                                  18,732.42
        Class D Note Interest paid                                                                 18,732.42
                                                                                             ---------------
        Class D Note Interest remaining unpaid                                                            --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     4,693,022.06

CLASS A BASE PRINCIPAL DISTRIBUTION
        Class A Base Principal Distribution Amount due                                          2,401,073.81
        Class A Note Principal Balance as of preceding Payment Date                           112,921,377.99
                                                                                             ---------------
        Class A Base Principal Distribution Amount paid                                         2,401,073.81
                                                                                             ---------------
        Class A Base Principal Distribution Amount remaining unpaid                                       --
        Class A-1 Note Principal Balance as of preceding Payment Date                             154,737.99
        Class A-1 Base Principal Distribution Amount paid                                         154,737.99
                                                                                             ---------------
        Class A-1 Note Principal Balance after distribution                                               --
                                                                                             ---------------
        Remaining Class A Base Principal Distribution Amount                                    2,246,335.82
                                                                                             ---------------
        Class A-2 Note Principal Balance as of preceding Payment Date                          31,956,385.00
        Class A-2 Base Principal Distribution Amount paid                                       2,246,335.82
                                                                                             ---------------
        Class A-2 Note Principal Balance after distribution                                    29,710,049.18
        Remaining Class A Base Principal Distribution Amount                                              --
                                                                                             ---------------
        Class A-3 Note Principal Balance as of preceding Payment Date                          18,823,624.00
        Class A-3 Base Principal Distribution Amount paid                                                 --
                                                                                             ---------------
        Class A-3 Note Principal Balance after distribution                                    18,823,624.00
        Remaining Class A Base Principal Distribution Amount                                              --
                                                                                             ---------------
        Class A-4 Note Principal Balance as of preceding Payment Date                          61,986,631.00
        Class A-4 Base Principal Distribution Amount paid                                                 --
                                                                                             ---------------
        Class A-4 Note Principal Balance after distribution                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                     2,291,948.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
        Class B Note Principal Balance as of preceding Payment Date                            13,570,520.00
        Class B Base Principal Distribution due                                                   226,930.76
        Class B Base Principal Distribution paid                                                  226,930.76
                                                                                             ---------------
        Class B Base Principal Distribution remaining unpaid                                              --
        Class B Note Principal Balance after distribution on Payment Date                      13,343,589.24
  REMAINING AVAILABLE FUNDS                                                                     2,065,017.50

CLASS C BASE PRINCIPAL DISTRIBUTION
        Class C Note Principal Balance as of preceding Payment Date                             9,192,933.00
        Class C Base Principal Distribution due                                                   153,727.29
        Class C Base Principal Distribution paid                                                  153,727.29
                                                                                             ---------------
        Class C Base Principal Distribution remaining unpaid                                              --
        Class C Note Principal Balance after distribution on Payment Date                       9,039,205.71
  REMAINING AVAILABLE FUNDS                                                                     1,911,290.21

CLASS D BASE PRINCIPAL DISTRIBUTION
        Class D Note Principal Balance as of preceding Payment Date                             2,188,793.00
        Class D Base Principal Distribution due                                                    36,601.73
        Class D Base Principal Distribution paid                                                   36,601.73
                                                                                             ---------------
        Class D Base Principal Distribution remaining unpaid                                              --
        Class D Note Principal Balance after distribution on Payment Date                       2,152,191.27
  REMAINING AVAILABLE FUNDS                                                                     1,874,688.48

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
        Class A-1 Note Principal Balance after Base Principal                                             --
        Class A-1 Reallocated Principal Distribution                                                      --
                                                                                             ---------------
        Class A-1 Note Principal Balance after Reallocation                                               --
Remaining Available Funds                                                                       1,874,688.48
                                                                                             ---------------
        Class A-2 Note Principal Balance after Base Principal                                  29,710,049.18
        Class A-2 Reallocated Principal Distribution                                                      --
                                                                                             ---------------
        Class A-2 Note Principal Balance after Reallocation                                    29,710,049.18
Remaining Available Funds                                                                       1,874,688.48
                                                                                             ---------------
        Class A-3 Note Principal Balance after Base Principal                                  18,823,624.00
        Class A-3 Reallocated Principal Distribution                                                      --
                                                                                             ---------------
        Class A-3 Note Principal Balance after Reallocation                                    18,823,624.00
Remaining Available Funds                                                                       1,874,688.48
                                                                                             ---------------
        Class A-4 Note Principal Balance after Base Principal                                  61,986,631.00
        Class A-4 Reallocated Principal Distribution                                                      --
                                                                                             ---------------
        Class A-4 Note Principal Balance after Reallocation                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                     1,874,688.48

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
        Class B Note Principal Balance after Base Principal                                    13,343,589.24
        Class B Reallocated Principal Distribution paid                                                   --
                                                                                             ---------------
        Class B Note Principal Balance after Reallocation                                      13,343,589.24
  REMAINING AVAILABLE FUNDS                                                                     1,874,688.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
        Class C Note Principal Balance after Base Principal                                     9,039,205.71
        Class C Reallocated Principal Distribution paid                                                   --
                                                                                             ---------------
        Class C Note Principal Balance after Reallocation                                       9,039,205.71
  REMAINING AVAILABLE FUNDS                                                                     1,874,688.48

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
        Class D Note Principal Balance after Base Principal                                     2,152,191.27
        Class D Reallocated Principal Distribution paid                                                   --
        Class D Note Principal Balance after Reallocation                                       2,152,191.27
  REMAINING AVAILABLE FUNDS                                                                     1,874,688.48

CLASS E NOTE INTEREST
        Class E Note Interest due                                                                  13,848.50
        Class E Note Interest paid                                                                 13,848.50
                                                                                             ---------------
        Class E Note Interest remaining unpaid                                                            --
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                     1,860,839.98

CLASS E BASE PRINCIPAL DISTRIBUTION
        Class E Note Principal Balance as of preceding Payment Date                             2,363,897.00
        Class E Base Principal Distribution due                                                    39,529.87
        Class E Base Principal Distribution paid                                                   39,529.87
                                                                                             ---------------
        Class E Base Principal Distribution remaining unpaid                                              --
        Class E Note Principal Balance after distribution on Payment Date                       2,324,367.13
  REMAINING AVAILABLE FUNDS                                                                     1,821,310.11

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
        Class E Note Principal Balance after Base Principal                                     2,324,367.13
        Class E Reallocated Principal Distribution paid                                                   --
        Class E Note Principal Balance after Reallocation                                       2,324,367.13
  REMAINING AVAILABLE FUNDS                                                                     1,821,310.11

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
        Class A-1 Note Principal Balance after Reallocated Principal                                      --
        Class A-1 Supplemental Principal Distribution                                                     --
                                                                                             ---------------
        Class A-1 Note Principal Balance after Supplemental                                               --
Remaining Available Funds                                                                       1,821,310.11
                                                                                             ---------------
        Class A-2 Note Principal Balance after Reallocated Principal                           29,710,049.18
        Class A-2 Supplemental Principal Distribution                                              59,042.80
                                                                                             ---------------
        Class A-2 Note Principal Balance after Supplemental                                    29,651,006.38
Remaining Available Funds                                                                       1,762,267.31
                                                                                             ---------------
        Class A-3 Note Principal Balance after Reallocated Principal                           18,823,624.00
        Class A-3 Supplemental Principal Distribution                                                     --
                                                                                             ---------------
        Class A-3 Note Principal Balance after Supplemental                                    18,823,624.00
Remaining Available Funds                                                                       1,762,267.31
                                                                                             ---------------
        Class A-4 Note Principal Balance after Reallocated Principal                           61,986,631.00
        Class A-4 Supplemental Principal Distribution                                                     --
                                                                                             ---------------
        Class A-4 Note Principal Balance after Supplemental                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                     1,762,267.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
        Class B Note Principal Balance after Reallocated Principal                             13,343,589.24
        Class B Supplemental Principal Distribution paid                                            5,580.26
                                                                                             ---------------
        Class B Note Principal Balance after Supplemental                                      13,338,008.98
  REMAINING AVAILABLE FUNDS                                                                     1,756,687.04

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
        Class C Note Principal Balance after Reallocated Principal                              9,039,205.71
        Class C Supplemental Principal Distribution paid                                            3,780.18
                                                                                             ---------------
        Class C Note Principal Balance after Supplemental                                       9,035,425.53
  REMAINING AVAILABLE FUNDS                                                                     1,752,906.87

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
        Class D Note Principal Balance after Reallocated Principal                              2,152,191.27
        Class D Supplemental Principal Distribution paid                                              900.04
                                                                                             ---------------
        Class D Note Principal Balance after Supplemental                                       2,151,291.22
  REMAINING AVAILABLE FUNDS                                                                     1,752,006.82

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
        Class E Note Principal Balance after Reallocated Principal                              2,324,367.13
        Class E Supplemental Principal Distribution paid                                              972.05
                                                                                             ---------------
        Class E Note Principal Balance after Supplemental                                       2,323,395.08
  REMAINING AVAILABLE FUNDS                                                                     1,751,034.78

RESERVE FUND
        Required Reserve Fund Amount                                                            1,751,034.78
        Reserve Account Balance, Ending                                                         1,751,034.78
        Reserve Account Deposit/(Withdrawal)                                                           (0.00)
                                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                                               --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
        Indenture Trustee Expenses unpaid per above                                                       --
        Remaining Indenture Trustee Expenses paid                                                         --
                                                                                             ---------------
        Remaining Indenture Trustee Expenses unpaid                                                       --
  REMAINING AVAILABLE FUNDS                                                                               --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
         ADCPB, beginning of Collection Period                                                144,440,003.99
         ADCPB, end of Collection Period                                                      141,511,865.20
                                                                                             ---------------
         Base Principal Amount                                                                  2,928,138.79

UNREIMBURSED SERVICING ADVANCES
         Unreimbursed Servicing Advances from previous Collection Period                        2,532,235.51
         Servicing Advances collected during the current Collection Period                      2,532,235.51
                                                                                             ---------------
         Unreimbursed Servicing Advances as of current Determination Date                                 --



CALCULATION OF SERVICER FEE
         ADCPB as of the prior Calculation Date                                               144,440,003.99
         Servicer Fee Rate                                                                             0.500%
         One-twelfth                                                                                    1/12
                                                                                             ---------------
         Servicer Fee due current period                                                           60,183.33
         Prior Servicer Fee arrearage                                                                     --
                                                                                             ---------------
         Servicer Fee due                                                                          60,183.33


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
         Indenture Trustee Fee (per Payment Date)                                                     416.67
         Prior Indenture Trustee Fee arrearage                                                            --
                                                                                             ---------------
         Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
         Indenture Trustee Expenses due                                                                   --
         Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                             ---------------
         Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
         Other Amounts Due Servicer under Servicing Agreement - current period                            --
         Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                           --
                                                                                             ---------------
         Total Other Amounts Due Servicer under Servicing Agreement                                       --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
         Current                                            138,129,120.23             97.61%
         31 - 60 days past due                                1,615,093.16              1.14%
         61 - 90 days past due                                  985,282.73              0.70%
         91+ days past due                                      782,369.07              0.55%
                                                           --------------
                                                           141,511,865.20

GROSS CHARGE OFF
         ADCPB of All Defaulted Contracts                                         163,170.56

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000

         Less Recoveries                                                            65,196.46
                                                                               --------------
         Total Charge Offs for the period                                           97,974.10

         End of Month ADCPB                                                    141,511,865.20
         Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                0.07%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                    Initial          of Period       Interest                          Interest
   Class            Balance          Balance           Rate          Interest Due        Paid
-------------   --------------   --------------   --------------    --------------   --------------
    A-1          30,818,212.00       154,737.99            5.855%           780.21           780.21
    A-2          31,956,385.00    31,956,385.00            6.460%       172,031.87       172,031.87
    A-3          18,823,624.00    18,823,624.00            6.700%       105,098.57       105,098.57
    A-4          61,986,631.00    61,986,631.00            6.980%       360,555.57       360,555.57
-------------   --------------   --------------   --------------    --------------   --------------
  Class A       143,584,852.00   112,921,377.99             6.78%       638,466.22       638,466.22
-------------   --------------   --------------   --------------    --------------   --------------
     B           13,570,520.00    13,570,520.00            7.280%        82,327.82        82,327.82
     C            9,192,933.00     9,192,933.00            8.010%        61,362.83        61,362.83
     D            2,188,793.00     2,188,793.00           10.270%        18,732.42        18,732.42
     E            2,363,897.00     2,363,897.00            7.030%        13,848.50        13,848.50
-------------   --------------   --------------   --------------    --------------   --------------
Total Notes     170,900,995.00   140,237,520.99             6.97%       814,737.78       814,737.78
-------------   --------------   --------------   --------------    --------------   --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning         (Monthly)      (Reallocated)   (Supplemental)       Total            End             Ending
                 of Period         Principal        Principal        Principal        Principal      of Period        Certificate
   Class           Balance           Paid             Paid             Paid             Paid           Balance          Factor
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
    A-1            154,737.99       154,737.99             0.00             0.00       154,737.99             0.00        0.0000000
    A-2         31,956,385.00     2,246,335.82             0.00        59,042.80     2,305,378.62    29,651,006.38        0.9278586
    A-3         18,823,624.00             0.00             0.00             0.00             0.00    18,823,624.00        1.0000000
    A-4         61,986,631.00             0.00             0.00             0.00             0.00    61,986,631.00        1.0000000
------------   --------------   --------------   --------------   --------------   --------------   --------------
  Class A      112,921,377.99     2,401,073.81             0.00        59,042.80     2,460,116.61   110,461,261.38
------------   --------------   --------------   --------------   --------------   --------------   --------------
     B          13,570,520.00       226,930.76             0.00         5,580.26       232,511.02    13,338,008.98        0.9828665
     C           9,192,933.00       153,727.29             0.00         3,780.18       157,507.47     9,035,425.53        0.9828665
     D           2,188,793.00        36,601.73             0.00           900.04        37,501.78     2,151,291.22        0.9828665
     E           2,363,897.00        39,529.87             0.00           972.05        40,501.92     2,323,395.08        0.9828665
------------   --------------   --------------   --------------   --------------   --------------   --------------
Total Notes    140,237,520.99     2,857,863.46             0.00        70,275.33     2,928,138.79   137,309,382.20
------------   --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000


PRINCIPAL PAYMENT CALCULATION

                                 Investor       Investor       Investor                     Supplemental
                 (defined)        Monthly      Reallocated    Supplemental      Total        Percentage
                   Class         Principal      Principal      Principal      Principal     of Principal
  Class          Percentage       Amount         Amount         Amount          Amount        Allocated
------------   ------------    ------------   ------------   ------------    ------------   ------------
     A                82.00%   2,401,073.81           0.00      59,042.80    2,460,116.61          84.02%
     B                 7.75%     226,930.76           0.00       5,580.26      232,511.02           7.94%
     C                 5.25%     153,727.29           0.00       3,780.18      157,507.47           5.38%
     D                 1.25%      36,601.73           0.00         900.04       37,501.78           1.28%
     E                 1.35%      39,529.87           0.00         972.05       40,501.92           1.38%
                               ------------   ------------   ------------    ------------   ------------
                               2,857,863.46           0.00      70,275.33    2,928,138.79         100.00%
                               ------------   ------------   ------------    ------------   ------------



FLOOR CALCULATION

                        Class             Floor Hit?        Floored
         Class          Floors              (Y/N)          Prin Amount
         -----          ------            ----------       -----------
           A                                                   N/A
           B                --                No            226,930.76
           C                --                No            153,727.29
           D                --                No             36,601.73
           E                --                No             39,529.87


(Retained) Certificate Balance          4,202,483.00
Initial OC Percentage                          2.40%

Overcollateralization Balance (prior)                      4,202,483.00
Overcollateralization Balance (current)                    4,202,483.00
Cumulative Loss Amount                                             0.00
Available Funds+Collection Account-Servicing               5,493,911.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                    No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                        No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                          Event                                                                 Yes/No
--------     -----------------------------------------------------------------------------------------------------     ------
6.01(i)      Failure to make payment, deposit, transfer, or delivery required                                            No
6.01(ii)     Failure to submit Monthly Statement                                                                         No
6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                         No
6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                               No
6.01(v)      Servicer files a voluntary petition for bankruptcy                                                          No
6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days        No
6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                                   No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000


Available Amount to Note Holders:                                                                             $ 1,671,274.00

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)          Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account        $         0.00
(ii)         Indemnity Payments paid inadvertently deposited in Collection Account                            $         0.00
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances (Other than current Collection Period)                        $        59.34
             (b) Servicer Fees from current and prior Collection Period                                       $    78,310.03
(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      $       416.67
(v)          Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                               $         0.00

(vi)         Class A-1 through A-2 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                          $   461,387.08
             Class A-2 Note Interest                                                                          $   644,910.00
(vii)        Class B Note Interest                                                                            $    93,099.33

(viii)       Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                          $   343,567.75
             Class A-2 Principal Distribution Amount                                                          $         0.00
(ix)         Class B Base Principal Distribution Amount                                                       $         0.00
(x)          Supplemental Interest Reserve Account addition amount                                            $    49,523.80
(xi)         Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    $         0.00
(xii)        Excess to Trust Certificate Holder                                                               $         0.00




             Reviewed By:



             ------------------------------------------------------
             E. Roger Gebhart
             Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2000                                              448,348.79
     Investment earnings on amounts in Collection Account                                           4,215.46
     Payments due Collection Account from last 3 business days of Collection Period               102,365.16
     Servicer Advance on current Determination Date                                             1,116,344.59
     Additional Contribution for loss on termination                                                    0.00
     Deposit from Reserve Account                                                                       0.00
     Deposit from Letter of Credit Account                                                              0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                            1,671,274.00

Initial Unpaid Amounts inadvertently deposited in Collection Account                                    0.00
  REMAINING AVAILABLE FUNDS                                                                     1,671,274.00

Indemnity Payments paid inadvertently deposited in Collection Account                                   0.00
  REMAINING AVAILABLE FUNDS                                                                     1,671,274.00

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                59.34
     Unreimbursed Servicer Advances paid                                                               59.34
                                                                                             ---------------
     Unreimbursed Servicer Advances remaining unpaid                                                    0.00
  REMAINING AVAILABLE FUNDS                                                                     1,671,214.66

SERVICER FEES
     Servicer Fees due                                                                             78,310.03
     Servicer Fees paid                                                                            78,310.03
                                                                                             ---------------
     Servicer Fees remaining unpaid                                                                     0.00
  REMAINING AVAILABLE FUNDS                                                                     1,592,904.63

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          0.00
  REMAINING AVAILABLE FUNDS                                                                     1,592,904.63

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                             ---------------
     Indenture Trustee Fee remaining unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                                     1,592,487.96

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                     75,000.00
     Total Indenture Trustee Expenses paid                                                              0.00
                                                                                             ---------------
     Indenture Trustee Expenses unpaid                                                                  0.00
  REMAINING AVAILABLE FUNDS                                                                     1,592,487.96

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                  461,387.08
     Class A-1 Note Interest paid                                                                 461,387.08
                                                                                             ---------------
     Class A-1 Interest remaining unpaid                                                                0.00
     Class A-2 Note Interest due                                                                  644,910.00
     Class A-2 Note Interest paid                                                                 644,910.00
                                                                                             ---------------
     Class A-2 Interest remaining unpaid                                                                0.00
  REMAINING AVAILABLE FUNDS                                                                       486,190.88

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000


CLASS B NOTE INTEREST
     Class B Note Interest due                                                          93,099.33
     Class B Note Interest paid                                                         93,099.33
                                                                                  ---------------
     Class B Note Interest remaining unpaid                                                  0.00
  REMAINING AVAILABLE FUNDS                                                            393,091.55


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                  74,291,339.96
     Class A-1 Base Principal Distribution due                                         343,567.75
     Class A-1 Base Principal Distribution Amount paid                                 343,567.75
                                                                                  ---------------
     Class A-1 Base Principal Distribution remaining unpaid                                  0.00
     Class A-1 Note Principal Balance after distribution on Payment Date            73,947,772.21

     Class A-2 Note Principal Balance as of preceding Payment Date                  99,600,000.00
     Class A-2 Base Principal Distribution due                                               0.00
     Class A-2 Base Principal Distribution Amount paid                                       0.00
                                                                                  ---------------
     Class A-2 Base Principal Distribution remaining unpaid                                  0.00
     Class A-2 Note Principal Balance after distribution on Payment Date            99,600,000.00
  REMAINING AVAILABLE FUNDS                                                             49,523.80

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                    14,052,729.00
     Class B Base Principal Distribution due                                                 0.00
     Class B Base Principal Distribution paid                                                0.00
                                                                                  ---------------
     Class B Base Principal Distribution remaining unpaid                                    0.00
     Class B Note Principal Balance after distribution on Payment Date              14,052,729.00
  REMAINING AVAILABLE FUNDS                                                             49,523.80

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                     49,523.80
  REMAINING AVAILABLE FUNDS                                                                  0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                                             0.00
     Remaining Indenture Trustee Expenses paid                                               0.00
                                                                                  ---------------
     Remaining Indenture Trustee Expenses unpaid                                             0.00
  REMAINING AVAILABLE FUNDS                                                                  0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                   0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                              4,471,068.41
      Plus: Earnings for Collection Period per Section 3.04(b)                                        23,570.21
      Less: Withdrawal per Section 3.04(c)                                                                   --
      Ending Reserve Account Balance                                                               4,494,638.62


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                               --
      Plus: Earnings for Collection Period                                                                   --
      Plus: Additions from draws under Section 3.08(b)                                                       --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                    --
      Ending Letter of Credit Account Balance                                                                --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)                49,523.80
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                     49,523.80
      Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                               --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                              103,659.76
      Plus: Additions (Upto 1% of Initial ADCPB)                                                      49,523.80
      Plus: Earnings for Collection Period                                                               365.39
      Less: Required Distributions, To Collection Account                                                    --
      Ending Supplemental Interest Reserve Account Balance                                           153,548.95

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                            187,944,068.96
      ADCPB, end of Collection Period                                                  187,600,501.21
                                                                                      ---------------
      Base Principal Amount                                                                343,567.75

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                      783,905.57
      Servicing Advances collected during the current Collection Period                    783,846.23
                                                                                      ---------------
      Unreimbursed Servicing Advances as of current Determination Date                          59.34


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           187,944,068.96
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                1/12
                                                                                      ---------------
      Servicer Fee due current period                                                       78,310.03
      Prior Servicer Fee arrearage                                                                 --
                                                                                      ---------------
      Servicer Fee due                                                                      78,310.03


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                 416.67
      Prior Indenture Trustee Fee arrearage                                                      0.00
                                                                                      ---------------
      Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                             0.00
      Prior Indenture Trustee Expenses arrearage                                                 0.00
                                                                                      ---------------
      Total Indenture Trustee Expenses due                                                       0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                      0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     0.00
                                                                                      ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000

INTEREST PAYMENTS TO NOTEHOLDERS

                                   Beginning                                                Total            Total
                    Initial        of Period    Interest     Current       Overdue        Interest         Interest      Interest
    Class           Balance         Balance       Rate     Interest Due    Interest          Due             Paid        Shortfall
------------    --------------  --------------  --------   ------------    ---------    ------------     ------------    ---------

     A-1         75,000,000.00   74,291,339.96   7.490%      463,701.78    (2,314.70)     461,387.08       461,387.08      0.00
     A-2         99,600,000.00   99,600,000.00   7.770%      644,910.00         0.00      644,910.00       644,910.00      0.00
------------    --------------  --------------  --------   ------------    ---------    ------------     ------------    ---------
   Class A      174,600,000.00  173,891,339.96             1,108,611.78    (2,314.70)   1,106,297.08     1,106,297.08      0.00
------------    --------------  --------------  --------   ------------    ---------    ------------     ------------    ---------
      B          14,052,729.00   14,052,729.00   7.950%       93,099.33         0.00       93,099.33        93,099.33      0.00
------------    --------------  --------------  --------   ------------    ---------    ------------     ------------    ---------
 Total Notes    188,652,729.00  187,944,068.96             1,201,711.11    (2,314.70)   1,199,396.41     1,199,396.41      0.00
------------    --------------  --------------  --------   ------------    ---------    ------------     ------------    ---------

PRINCIPAL PAYMENTS TO NOTEHOLDERS


                  Beginning        Current                         End            Ending
                  of Period       Principal      Principal      of Period      Certificate
    Class          Balance           Due            Paid         Balance          Factor
 -----------    --------------    ----------    ----------    --------------   ------------
     A-1         74,291,339.96    343,567.75    343,567.75     73,947,772.21     0.98597030
     A-2         99,600,000.00          0.00          0.00     99,600,000.00     1.00000000
 -----------    --------------    ----------    ----------    --------------   ------------
   Class A      173,891,339.96    343,567.75    343,567.75    173,547,772.21
 -----------    --------------    ----------    ----------    --------------   ------------
      B          14,052,729.00          0.00          0.00     14,052,729.00     1.00000000
 -----------    --------------    ----------    ----------    --------------   ------------
 Total Notes    187,944,068.96    343,567.75    343,567.75    187,600,501.21
 -----------    --------------    ----------    ----------    --------------   ------------

                                  Beginning                   Base Principal   Principal
                 Principal        of Period       Overdue      Distribution     Payment
                  Percent          Balance       Principal        Amount         Amount
                 ---------      --------------   ---------    --------------   ----------
Class A            100.00%      173,891,339.96      0.00        343,567.75     343,567.75
Class B              0.00%       14,052,729.00      0.00              0.00           0.00



Base Principal Amount:              343,567.75
Gross Charge Off Event?                     No
Available Funds less Fees:        1,592,487.96

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                             Yes/No
                                                                                             ------
     a)   Failure to distribute to the Noteholders all or part of any payment of
          Interest required to be made under the terms of such Notes or the
          Indenture when due; and,                                                              No

     b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the No principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
          Date, the Class A-2 Maturity Date, the Class B Maturity Date, as the
          case may be, on any remaining principal owed on the outstanding Class
          A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                        No

     c)   Failure on the part of the Trust duly to observe or perform in any
          material respect any other Covenants or Agreements.                                   No

     d)   The Trust shall consent to the appointment of a Custodian, Receiver,
          Trustee, or Liquidator, etc.                                                          No

     e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under any
          bankruptcy laws etc.                                                                  No

     f)   A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, No as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be
          stayed, withdrawn, or dismissed within 60 days thereafter, etc.                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                               Event                                             Yes/No
     ---------                              -----                                             -------
      6.01(i)    Failure to make payment, deposit, transfer, or delivery required               No
      6.01(ii)   Failure to submit Monthly Statement                                            No
      6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents            No
      6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                  No
      6.01(v)    Servicer files a voluntary petition for bankruptcy                             No
      6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                    No
      6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement      No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000

AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                                   187,482,584.99             99.94%
                       31 - 60 days past due                                                          86,442.71              0.05%
                       61 - 90 days past due                                                          31,473.51              0.02%
                       91+ days past due                                                                   0.00              0.00%
                                                                                               ----------------
                                                                                                 187,600,501.21

PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                                 0.00
                      Total Defaulted Contracts                                                                              0.00
                      Recoveries from Reserve Account for Current Period                                                     0.00
                      Total Recoveries from Reserve Account                                                                  0.00
                      Net Remaining Defaulted                                                                                0.00
                      Recoveries from Source Recourse (Up to Available Source Recourse)
                      Recoveries from Draw on Letter of Credit Account


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                         19,238,909.32
                      Beginning % available under 10% limited recourse                                                    10.0000%
                      Current months buy backs under 10% limited recourse obligation                                         0.00
                      Cumulative amount bought back under 10% limited recourse obligation                                    0.00
                      Cumulative % bought back under 10% limited recourse obligation                                       0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                                    20,000,000.00
                      Amount of step down in the Letters of Credit                                                           0.00
                      Ending Value of the 2 Letters of Credit                                                       20,000,000.00

LETTER OF CREDIT DRAW EVENTS                                                                                  (NO/YES)
                                                                                                              --------

                      (i) Non Performance of Buy Back Obligation - Deposit full
                         amount of both LOCs (No/Yes):                                                           No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moody's
                         and S&P respectively)                                                                   No
                      Bank One (Downgraded below Aa/A by Moody's and S&P
                         respectively)                                                                           No

                      (iii) Non-Renewal of Letters of Credit for 364 days by
                        issuing or confirming bank:                                                              No
                        Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                                 No

                      If a draw on the letters of credit, amount deposited in
                        Letter of Credit Account                                                               0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JULY 1, 2000

GROSS CHARGE EVENT CALCULATION:                                                                    Result
                                                                                                   ------
                      Defaulted Contracts Current Period
                      Total Defaulted Contracts Prior Period                                        0.00%
                      Total Initial ADCPB                                                           0.00%
                                                                                                   ------
                      % Total Defaulted                                                             0.00%
                      Maximum Allowed                                                              10.00%

Gross Charge Off Event:                                                                              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000

Available Amount to Note Holders:                                                           6,433,237.70
Reserve Account balance, beginning                                                          2,114,952.31

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                       --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                      --
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                         --
           (b) Servicer Fees from current and prior Collection Period                          88,123.01
           (c) Servicing Charges inadvertently deposited in Collection Account                        --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees            416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                              --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                            183,141.76
           Class A-2 Note Interest                                                            114,859.53
           Class A-3 Note Interest                                                            203,160.73
           Class A-4 Note Interest                                                            133,330.83
(vii)      Class B Note Interest                                                               86,730.67
(viii)     Class C Note Interest                                                               54,918.26
(ix)       Class D Note Interest                                                               25,695.50

(x)        Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                          4,884,799.25
           Class A-2 Principal Distribution Amount                                                    --
           Class A-3 Principal Distribution Amount                                                    --
           Class A-4 Principal Distribution Amount                                                    --
(xi)       Class B Base Principal Distribution Amount                                                 --
(xii)      Class C Base Principal Distribution Amount                                                 --
(xiii)     Class D Base Principal Distribution Amount                                                 --
(xv)       Class E Note Interest                                                               16,738.35
(xvi)      Class E Principal Distribution Amount                                                      --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                               0.00
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)              --
(xx)       Remaining Amount to Residual Holder                                                641,323.14


Reserve Account balance, ending                                                             2,114,952.31

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                  751.26

           Reviewed By:



           ----------------------------------------------
           SANDY B. HO
           EVP & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2000                                        2,019,501.93
     Investment earnings on amounts in Collection Account                                         570.83
     Payments due Collection Account from last 3 business days of Collection Period           291,291.83
     Additional contribution for terminated trade-ups and rebooked leases                     552,831.18
     Servicer Advance on current Determination Date                                         3,569,041.93
                                                                                            ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                        6,433,237.70
     Reserve Account balance                                                                2,114,952.31
                                                                                            ------------
     TOTAL AVAILABLE FUNDS                                                                  8,548,190.01

Initial Unpaid Amounts inadvertently deposited in Collection Account                                  --
                                                                                            ------------
  REMAINING AVAILABLE FUNDS                                                                 8,548,190.01

Indemnity Payments paid inadvertently deposited in Collection Account                                 --
                                                                                            ------------
  REMAINING AVAILABLE FUNDS                                                                 8,548,190.01

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                               --
     Unreimbursed Servicer Advances paid                                                              --
                                                                                            ------------
     Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                            ------------
  REMAINING AVAILABLE FUNDS                                                                 8,548,190.01

SERVICER FEES
     Servicer Fees due                                                                         88,123.01
     Servicer Fees paid                                                                        88,123.01
                                                                                            ------------
     Servicer Fees remaining unpaid                                                                   --
                                                                                            ------------
  REMAINING AVAILABLE FUNDS                                                                 8,460,067.00

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                            ------------
  REMAINING AVAILABLE FUNDS                                                                 8,460,067.00

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                    416.67
     Indenture Trustee Fee paid                                                                   416.67
                                                                                            ------------
     Indenture Trustee Fee remaining unpaid                                                           --
                                                                                            ------------
  REMAINING AVAILABLE FUNDS                                                                 8,459,650.33

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(II)
     Total Indenture Trustee Expenses due                                                             --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                        75,000.00
                                                                                            ------------
     Total Indenture Trustee Expenses paid                                                            --
                                                                                            ------------
     Indenture Trustee Expenses unpaid                                                                --
  REMAINING AVAILABLE FUNDS                                                                 8,459,650.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000




CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                  183,141.76
     Class A-2 Note Interest                                                                  114,859.53
     Class A-3 Note Interest                                                                  203,160.73
     Class A-4 Note Interest                                                                  133,330.83
     Total Class A Interest due                                                               634,492.85
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 7,825,157.48

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                 86,730.67
     Class B Note Interest paid                                                                86,730.67
                                                                                           -------------
     Class B Note Interest remaining unpaid                                                           --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 7,738,426.81

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                 54,918.26
     Class C Note Interest paid                                                                54,918.26
                                                                                           -------------
     Class C Note Interest remaining unpaid                                                           --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 7,683,508.55

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                 25,695.50
     Class D Note Interest paid                                                                25,695.50
                                                                                           -------------
     Class D Note Interest remaining unpaid                                                           --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 7,657,813.05

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                         4,767,564.07
     Class A Note Principal Balance as of preceding Payment Date                           64,437,542.00
                                                                                           -------------
     Class A Base Principal Distribution Amount paid                                        4,767,564.07
                                                                                           -------------
     Class A Base Principal Distribution Amount remaining unpaid                                      --
     Class A-1 Note Principal Balance as of preceding Payment Date                         50,018,622.00
     Class A-1 Base Principal Distribution Amount paid                                      4,767,564.07
                                                                                           -------------
     Class A-1 Note Principal Balance after distribution                                   45,251,057.93
                                                                                           -------------
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                           -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                         29,609,332.00
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
     Class A-2 Note Principal Balance after distribution                                   29,609,332.00
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                           -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                         51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
     Class A-3 Note Principal Balance after distribution                                   51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                           -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                         33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
     Class A-4 Note Principal Balance after distribution                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                           21,149,523.00
     Class B Base Principal Distribution due                                                          --
     Class B Base Principal Distribution paid                                                         --
                                                                                           -------------
     Class B Base Principal Distribution remaining unpaid                                             --
     Class B Note Principal Balance after distribution on Payment Date                     21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                           12,689,714.00
     Class C Base Principal Distribution due                                                          --
     Class C Base Principal Distribution paid                                                         --
                                                                                           -------------
     Class C Base Principal Distribution remaining unpaid                                             --
     Class C Note Principal Balance after distribution on Payment Date                     12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                            4,229,905.00
     Class D Base Principal Distribution due                                                          --
     Class D Base Principal Distribution paid                                                         --
                                                                                           -------------
     Class D Base Principal Distribution remaining unpaid                                             --
     Class D Note Principal Balance after distribution on Payment Date                      4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                 45,251,057.93
     Class A-1 Reallocated Principal Distribution                                                     --
                                                                                           -------------
     Class A-1 Note Principal Balance after Reallocation                                   45,251,057.93
Remaining Available Funds                                                                   2,890,248.98
                                                                                           -------------
     Class A-2 Note Principal Balance after Base Principal                                 29,609,332.00
     Class A-2 Reallocated Principal Distribution                                                     --
                                                                                           -------------
     Class A-2 Note Principal Balance after Reallocation                                   29,609,332.00
Remaining Available Funds                                                                   2,890,248.98
                                                                                           -------------
     Class A-3 Note Principal Balance after Base Principal                                 51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                     --
                                                                                           -------------
     Class A-3 Note Principal Balance after Reallocation                                   51,393,341.00
Remaining Available Funds                                                                   2,890,248.98
                                                                                           -------------
     Class A-4 Note Principal Balance after Base Principal                                 33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                     --
                                                                                           -------------
     Class A-4 Note Principal Balance after Reallocation                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                   21,149,523.00
     Class B Reallocated Principal Distribution paid                                                  --
                                                                                           -------------
     Class B Note Principal Balance after Reallocation                                     21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                   12,689,714.00
     Class C Reallocated Principal Distribution paid                                                  --
                                                                                           -------------
     Class C Note Principal Balance after Reallocation                                     12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                    4,229,905.00
     Class D Reallocated Principal Distribution paid                                                  --
     Class D Note Principal Balance after Reallocation                                      4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                 2,890,248.98

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                 16,738.35
     Class E Note Interest paid                                                                16,738.35
                                                                                           -------------
     Class E Note Interest remaining unpaid                                                           --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 2,873,510.63

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                            4,124,157.00
     Class E Base Principal Distribution due                                                          --
     Class E Base Principal Distribution paid                                                         --
                                                                                           -------------
     Class E Base Principal Distribution remaining unpaid                                             --
     Class E Note Principal Balance after distribution on Payment Date                      4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                 2,873,510.63

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                    4,124,157.00
     Class E Reallocated Principal Distribution paid                                                  --
     Class E Note Principal Balance after Reallocation                                      4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                 2,873,510.63

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                          45,251,057.93
     Class A-1 Supplemental Principal Distribution                                            117,235.18
                                                                                           -------------
     Class A-1 Note Principal Balance after Supplemental                                   45,133,822.75
Remaining Available Funds                                                                   2,756,275.45
                                                                                           -------------
     Class A-2 Note Principal Balance after Reallocated Principal                          29,609,332.00
     Class A-2 Supplemental Principal Distribution                                                    --
                                                                                           -------------
     Class A-2 Note Principal Balance after Supplemental                                   29,609,332.00
Remaining Available Funds                                                                   2,756,275.45
                                                                                           -------------
     Class A-3 Note Principal Balance after Reallocated Principal                          51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                    --
                                                                                           -------------
     Class A-3 Note Principal Balance after Supplemental                                   51,393,341.00
Remaining Available Funds                                                                   2,756,275.45
                                                                                           -------------
     Class A-4 Note Principal Balance after Reallocated Principal                          33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                    --
                                                                                           -------------
     Class A-4 Note Principal Balance after Supplemental                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                 2,756,275.45